UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2016

ATLAS ENERGY GROUP, LLC

(Exact name of registrant specified in its charter)

Delaware	001-36725	45-3741247
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Pursuant to the terms of the Second Lien Credit Agreement (the “Second Lien Credit Agreement”) by and among Atlas Energy Group, LLC (the “Company”), New Atlas Holdings, LLC, Riverstone Credit Partners, L.P. and the other lenders party thereto (the “Lenders”), dated as of March 30, 2016, on April 27, 2016 the Company issued to the Lenders warrants (the “Warrants”) to purchase an aggregate of up to 4,668,044 common units representing limited partner interests in the Company at an exercise price of $0.20 per unit. The Warrants expire on March 30, 2026 and are subject to customary anti-dilution provisions. The Warrants include a cashless exercise provision entitling the Lenders to surrender a portion of the underlying common units that has a value equal to the aggregate exercise price in lieu of paying cash upon exercise of a warrant.

This summary of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrants, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

In connection with the issuance and sale of the Warrants, the Company entered into a registration rights agreement with the Lenders, dated April 27, 2016 (the “Registration Rights Agreement”), relating to the registered resale of the common units underlying the Warrants, as well as any common units issued as in-kind interest payments under the Second Lien Credit Agreement. Pursuant to the Registration Rights Agreement, the Company is required to file a shelf registration statement within 90 days of request by the Lenders and to use commercially reasonable efforts to cause such registration statement to become effective within 120 days of such request. In certain circumstances, the Lenders will have piggyback registration rights on certain registered offerings and will have rights to request an underwriter offering. The Lenders will cease to have rights under the Registration Rights Agreement on the later of (i) the earlier of (x) the fourth anniversary of the date on which all of such Lender’s Warrants have been exercised for common units and (y) April 27, 2026 and (ii) the earlier of (x) the date on which such Lender is no longer an “affiliate” as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (y) April 27, 2026.

This summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated herein by reference.

The Warrants were, and the underlying common units will be, offered and sold in a private placement pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act. Other exemptions from registration may apply.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of the Warrants on April 27, 2016, the board of directors of the Company amended (“Amendment No. 2”) the Company’s Third Amended and Restated Limited Liability Company Agreement, dated as of February 27, 2015, as amended, to clarify certain tax provisions related to the issuance of the Warrants.

This summary of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 2, dated April 27, 2016, to Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC.

4.1	Form of Warrant to Purchase Atlas Energy Group, LLC common units, issued effective as of March 30, 2016.

10.1	Registration Rights Agreement, dated as of April 27, 2016, by and among Atlas Energy Group, LLC, Riverstone Credit Partners, L.P., AEG Asset Management, LLC and The Leon and Toby Cooperman Family Foundation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY GROUP, LLC

Dated: April 29, 2016	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 2, dated April 27, 2016, to Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC.

4.1	Form of Warrant to Purchase Atlas Energy Group, LLC common units, issued effective as of March 30, 2016.

10.1	Registration Rights Agreement, dated as of April 27, 2016, by and among Atlas Energy Group, LLC, Riverstone Credit Partners, L.P., AEG Asset Management, LLC and The Leon and Toby Cooperman Family Foundation.